Exhibit 17(i)

YOUR VOTE IS VERY IMPORTANT!

PLEASE SIGN, DATE AND RETURN THIS

PROXY CARD IN THE

ENCLOSED ENVELOPE TODAY

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free [        -        -          ] or go to website: www.proxy-direct.com

3. Enter the 14-digit number located in the shaded box from your Proxy Card.

4. Follow the recorded or on-screen directions.

5. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

PROXY	ANCHOR SERIES TRUST SA WELLINGTON GROWTH PORTFOLIO	PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of the SA Wellington Growth Portfolio (the “Wellington Growth Portfolio”), a series of Anchor Series Trust, a Massachusetts business trust (the “Trust”), hereby appoints Gregory Bressler, Kathleen Fuentes and Edward Gizzi and each of them, the attorneys and proxies for the undersigned, with full power of substitution, to vote, as indicated herein, all of the common shares of beneficial interest of the Wellington Growth Portfolio standing in the name of the undersigned as of the close of business on June 22, 2018, at a Joint Special Meeting of Shareholders (the “Special Meeting”) to be held at the offices of SunAmerica Asset Management, LLC (“SunAmerica”), at 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311 at 2:00pm (Eastern time), on Thursday, September 20, 2018, and any and all postponements and adjournments thereof, with all powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Combined Prospectus/Proxy Statement for the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and the accompanying Combined Prospectus/Proxy Statement, and hereby revokes any proxy previously given.

The votes entitled to be cast by the undersigned, will be cast in the manner directed herein by the undersigned shareholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast “FOR” the Proposals.

By signing and dating the reverse side of this card, you authorize the proxies to cast all votes you are entitled to cast at the Special Meeting as marked, or if not marked, to vote “FOR” the Proposals, and to use their discretion to vote for any other matter as may properly come before the Special Meeting or any adjournment thereof. If you do not intend to personally attend the Special Meeting, please complete and return this card at once in the enclosed envelope.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: [___-___-____]

Note: Please sign exactly as name appears on the records of the Trust and date. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature(s)

Signature(s)

Date

YOUR VOTE IS VERY IMPORTANT!

PLEASE SIGN, DATE AND RETURN THIS

PROXY CARD IN THE

ENCLOSED ENVELOPE TODAY

Important Notice Regarding the Availability of Proxy Materials for the Anchor Series Trust

Joint Special Meeting of Shareholders to Be Held on September 20, 2018.

The Proxy Statement for this Special Meeting is available at: [website]

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    ⬛

The Board of Trustees of Anchor Series Trust unanimously recommends a vote FOR the approval of the following Proposals.

1.	To approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) relating to the Wellington Growth Portfolio. Pursuant to the Reorganization Agreement, the Wellington Growth Portfolio would transfer all of its assets to the SA AB Growth Portfolio (the “AB Growth Portfolio”), a series of SunAmerica Series Trust, in exchange for the assumption by the AB Growth Portfolio of substantially all of the liabilities of the Wellington Growth Portfolio and Class 1, Class 2 and Class 3 shares of the AB Growth Portfolio, which shares will be distributed by the Wellington Growth Portfolio to the holders of its shares in complete liquidation thereof; and	FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

Exhibit 17(i)

YOUR VOTE IS VERY IMPORTANT!

PLEASE SIGN, DATE AND RETURN THIS

PROXY CARD IN THE

ENCLOSED ENVELOPE TODAY

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free [        -        -          ] or go to website: www.proxy-direct.com

3. Enter the 14-digit number located in the shaded box from your Proxy Card.

4. Follow the recorded or on-screen directions.

5. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

PROXY	ANCHOR SERIES TRUST SA WELLINGTON GROWTH AND INCOME PORTFOLIO	PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of the SA Wellington Growth and Income Portfolio (the “Growth and Income Portfolio”), a series of Anchor Series Trust, a Massachusetts business trust (the “Trust”), hereby appoints Gregory Bressler, Kathleen Fuentes and Edward Gizzi and each of them, the attorneys and proxies for the undersigned, with full power of substitution, to vote, as indicated herein, all of the common shares of beneficial interest of the Growth and Income Portfolio standing in the name of the undersigned as of the close of business on June 22, 2018, at a Joint Special Meeting of Shareholders (the “Special Meeting”) to be held at the offices of SunAmerica Asset Management, LLC (“SunAmerica”), at 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311 at 2:00pm (Eastern time), on Thursday, September 20, 2018, and any and all postponements and adjournments thereof, with all powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Combined Prospectus/Proxy Statement for the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and the accompanying Combined Prospectus/Proxy Statement, and hereby revokes any proxy previously given.

The votes entitled to be cast by the undersigned, will be cast in the manner directed herein by the undersigned shareholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast “FOR” the Proposals.

By signing and dating the reverse side of this card, you authorize the proxies to cast all votes you are entitled to cast at the Special Meeting as marked, or if not marked, to vote “FOR” the Proposals, and to use their discretion to vote for any other matter as may properly come before the Special Meeting or any adjournment thereof. If you do not intend to personally attend the Special Meeting, please complete and return this card at once in the enclosed envelope.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: [___-___-____]

Note: Please sign exactly as name appears on the records of the Trust and date. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature(s)

Signature(s)

Date

YOUR VOTE IS VERY IMPORTANT!

PLEASE SIGN, DATE AND RETURN THIS

PROXY CARD IN THE

ENCLOSED ENVELOPE TODAY

Important Notice Regarding the Availability of Proxy Materials for the Anchor Series Trust

Joint Special Meeting of Shareholders to Be Held on September 20, 2018.

The Proxy Statement for this Special Meeting is available at: [website]

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    ⬛

The Board of Trustees of Anchor Series Trust unanimously recommends a vote FOR the approval of the following Proposals.

1.	To approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) relating to the Growth and Income Portfolio. Pursuant to the Reorganization Agreement, the Growth and Income Portfolio would transfer all of its assets to the SA AB Growth Portfolio (the “AB Growth Portfolio”), a series of SunAmerica Series Trust, in exchange for the assumption by the AB Growth Portfolio of substantially all of the liabilities of the Growth and Income Portfolio and Class 1 shares of the AB Growth Portfolio, which shares will be distributed by the Growth and Income Portfolio to the holders of its shares in complete liquidation thereof; and	FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

Exhibit 17(i)

YOUR VOTE IS VERY IMPORTANT!

PLEASE SIGN, DATE AND RETURN THIS

PROXY CARD IN THE

ENCLOSED ENVELOPE TODAY

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free [        -        -          ] or go to website: www.proxy-direct.com

3. Enter the 14-digit number located in the shaded box from your Proxy Card.

4. Follow the recorded or on-screen directions.

5. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

PROXY	ANCHOR SERIES TRUST SA WELLINGTON NATURAL RESOURCES PORTFOLIO	PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of the SA Wellington Natural Resources Portfolio (the “Natural Resources Portfolio”), a series of Anchor Series Trust, a Massachusetts business trust (the “Trust”), hereby appoints Gregory Bressler, Kathleen Fuentes and Edward Gizzi and each of them, the attorneys and proxies for the undersigned, with full power of substitution, to vote, as indicated herein, all of the common shares of beneficial interest of the Natural Resources Portfolio standing in the name of the undersigned as of the close of business on June 22, 2018, at a Joint Special Meeting of Shareholders (the “Special Meeting”) to be held at the offices of SunAmerica Asset Management, LLC (“SunAmerica”), at 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311 at 2:00pm (Eastern time), on Thursday, September 20, 2018, and any and all postponements and adjournments thereof, with all powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Combined Prospectus/Proxy Statement for the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and the accompanying Combined Prospectus/Proxy Statement, and hereby revokes any proxy previously given.

The votes entitled to be cast by the undersigned, will be cast in the manner directed herein by the undersigned shareholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast “FOR” the Proposals.

By signing and dating the reverse side of this card, you authorize the proxies to cast all votes you are entitled to cast at the Special Meeting as marked, or if not marked, to vote “FOR” the Proposals, and to use their discretion to vote for any other matter as may properly come before the Special Meeting or any adjournment thereof. If you do not intend to personally attend the Special Meeting, please complete and return this card at once in the enclosed envelope.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: [___-___-____]

Note: Please sign exactly as name appears on the records of the Trust and date. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature(s)

Signature(s)

Date

YOUR VOTE IS VERY IMPORTANT!

PLEASE SIGN, DATE AND RETURN THIS

PROXY CARD IN THE

ENCLOSED ENVELOPE TODAY

Important Notice Regarding the Availability of Proxy Materials for the Anchor Series Trust

Joint Special Meeting of Shareholders to Be Held on September 20, 2018.

The Proxy Statement for this Special Meeting is available at: [website]

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    ⬛

The Board of Trustees of Anchor Series Trust unanimously recommends a vote FOR the approval of the following Proposals.

1.	To approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) relating to the Natural Resources Portfolio. Pursuant to the Reorganization Agreement, the Natural Resources Portfolio would transfer all of its assets to the SA AB Growth Portfolio (the “AB Growth Portfolio”), a series of SunAmerica Series Trust, in exchange for the assumption by the AB Growth Portfolio of substantially all of the liabilities of the Natural Resources Portfolio and Class 1, Class 2 and Class 3 shares of the AB Growth Portfolio, which shares will be distributed by the Natural Resources Portfolio to the holders of its shares in complete liquidation thereof; and	FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

Exhibit 17(i)

YOUR VOTE IS VERY IMPORTANT!

PLEASE SIGN, DATE AND RETURN THIS

PROXY CARD IN THE

ENCLOSED ENVELOPE TODAY

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free [        -        -          ] or go to website: www.proxy-direct.com

3. Enter the 14-digit number located in the shaded box from your Proxy Card.

4. Follow the recorded or on-screen directions.

5. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

PROXY	SUNAMERICA SERIES TRUST SA BOSTON COMPANY CAPITAL GROWTH PORTFOLIO	PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of the SA Boston Company Capital Growth Portfolio (the “Capital Growth Portfolio”), a series of SunAmerica Series Trust, a Massachusetts business trust (the “Trust”), hereby appoints Gregory Bressler, Kathleen Fuentes and Edward Gizzi and each of them, the attorneys and proxies for the undersigned, with full power of substitution, to vote, as indicated herein, all of the common shares of beneficial interest of the Capital Growth Portfolio standing in the name of the undersigned as of the close of business on June 22, 2018, at a Joint Special Meeting of Shareholders (the “Special Meeting”) to be held at the offices of SunAmerica Asset Management, LLC (“SunAmerica”), at 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311 at 2:00pm (Eastern time), on Thursday, September 20, 2018, and any and all postponements and adjournments thereof, with all powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Combined Prospectus/Proxy Statement for the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and the accompanying Combined Prospectus/Proxy Statement, and hereby revokes any proxy previously given.

The votes entitled to be cast by the undersigned, will be cast in the manner directed herein by the undersigned shareholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast “FOR” the Proposals.

By signing and dating the reverse side of this card, you authorize the proxies to cast all votes you are entitled to cast at the Special Meeting as marked, or if not marked, to vote “FOR” the Proposals, and to use their discretion to vote for any other matter as may properly come before the Special Meeting or any adjournment thereof. If you do not intend to personally attend the Special Meeting, please complete and return this card at once in the enclosed envelope.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: [___-___-____]

Note: Please sign exactly as name appears on the records of the Trust and date. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature(s)

Signature(s)

Date

YOUR VOTE IS VERY IMPORTANT!

PLEASE SIGN, DATE AND RETURN THIS

PROXY CARD IN THE

ENCLOSED ENVELOPE TODAY

Important Notice Regarding the Availability of Proxy Materials for the SunAmerica Series Trust

Joint Special Meeting of Shareholders to Be Held on September 20, 2018.

The Proxy Statement for this Special Meeting is available at: [website]

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    ⬛

The Board of Trustees of SunAmerica Series Trust unanimously recommends a vote FOR the approval of the following Proposals.

1.	To approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) relating to the Capital Growth Portfolio. Pursuant to the Reorganization Agreement, the Capital Growth Portfolio would transfer all of its assets to the SA AB Growth Portfolio (the “AB Growth Portfolio”), a series of SunAmerica Series Trust, in exchange for the assumption by the AB Growth Portfolio of substantially all of the liabilities of the Capital Growth Portfolio and Class 1, Class 2 and Class 3 shares of the AB Growth Portfolio, which shares will be distributed by the Capital Growth Portfolio to the holders of its shares in complete liquidation thereof; and	FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

Exhibit 17(i)

YOUR VOTE IS VERY IMPORTANT!

PLEASE SIGN, DATE AND RETURN THIS

PROXY CARD IN THE

ENCLOSED ENVELOPE TODAY

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free [        -        -          ] or go to website: www.proxy-direct.com

3. Enter the 14-digit number located in the shaded box from your Proxy Card.

4. Follow the recorded or on-screen directions.

5. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

PROXY	SUNAMERICA SERIES TRUST SA WELLSCAP FUNDAMENTAL GROWTH PORTFOLIO	PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of the SA WellsCap Fundamental Growth Portfolio (the “Fundamental Growth Portfolio”), a series of SunAmerica Series Trust, a Massachusetts business trust (the “Trust”), hereby appoints Gregory Bressler, Kathleen Fuentes and Edward Gizzi and each of them, the attorneys and proxies for the undersigned, with full power of substitution, to vote, as indicated herein, all of the common shares of beneficial interest of the Fundamental Growth Portfolio standing in the name of the undersigned as of the close of business on June 22, 2018, at a Joint Special Meeting of Shareholders (the “Special Meeting”) to be held at the offices of SunAmerica Asset Management, LLC (“SunAmerica”), at 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311 at 2:00pm (Eastern time), on Thursday, September 20, 2018, and any and all postponements and adjournments thereof, with all powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Combined Prospectus/Proxy Statement for the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and the accompanying Combined Prospectus/Proxy Statement, and hereby revokes any proxy previously given.

The votes entitled to be cast by the undersigned, will be cast in the manner directed herein by the undersigned shareholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast “FOR” the Proposals.

By signing and dating the reverse side of this card, you authorize the proxies to cast all votes you are entitled to cast at the Special Meeting as marked, or if not marked, to vote “FOR” the Proposals, and to use their discretion to vote for any other matter as may properly come before the Special Meeting or any adjournment thereof. If you do not intend to personally attend the Special Meeting, please complete and return this card at once in the enclosed envelope.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: [___-___-____]

Note: Please sign exactly as name appears on the records of the Trust and date. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature(s)

Signature(s)

Date

YOUR VOTE IS VERY IMPORTANT!

PLEASE SIGN, DATE AND RETURN THIS

PROXY CARD IN THE

ENCLOSED ENVELOPE TODAY

Important Notice Regarding the Availability of Proxy Materials for the SunAmerica Series Trust

Joint Special Meeting of Shareholders to Be Held on September 20, 2018.

The Proxy Statement for this Special Meeting is available at: [website]

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    ⬛

The Board of Trustees of SunAmerica Series Trust unanimously recommends a vote FOR the approval of the following Proposals.

1.	To approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) relating to the Fundamental Growth Portfolio. Pursuant to the Reorganization Agreement, the Fundamental Growth Portfolio would transfer all of its assets to the SA AB Growth Portfolio (the “AB Growth Portfolio”), a series of SunAmerica Series Trust, in exchange for the assumption by the AB Growth Portfolio of all of the liabilities of the Fundamental Growth Portfolio and Class 1, Class 2 and Class 3 shares of the AB Growth Portfolio, which shares will be distributed by the Fundamental Growth Portfolio to the holders of its shares in complete liquidation thereof; and	FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

Exhibit 17(i)

YOUR VOTE IS VERY IMPORTANT!

PLEASE SIGN, DATE AND RETURN THIS

PROXY CARD IN THE

ENCLOSED ENVELOPE TODAY

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free [        -        -          ] or go to website: www.proxy-direct.com

3. Enter the 14-digit number located in the shaded box from your Proxy Card.

4. Follow the recorded or on-screen directions.

5. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

PROXY	SEASONS SERIES TRUST SA COLUMBIA FOCUSED GROWTH PORTFOLIO	PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of the SA Columbia Focused Growth Portfolio (the “Focused Growth Portfolio”), a series of Seasons Series Trust, a Massachusetts business trust (the “Trust”), hereby appoints Gregory Bressler, Kathleen Fuentes and Edward Gizzi and each of them, the attorneys and proxies for the undersigned, with full power of substitution, to vote, as indicated herein, all of the common shares of beneficial interest of the Focused Growth Portfolio standing in the name of the undersigned as of the close of business on June 22, 2018, at a Joint Special Meeting of Shareholders (the “Special Meeting”) to be held at the offices of SunAmerica Asset Management, LLC (“SunAmerica”), at 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311 at 2:00pm (Eastern time), on Thursday, September 20, 2018, and any and all postponements and adjournments thereof, with all powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Combined Prospectus/Proxy Statement for the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and the accompanying Combined Prospectus/Proxy Statement, and hereby revokes any proxy previously given.

The votes entitled to be cast by the undersigned, will be cast in the manner directed herein by the undersigned shareholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast “FOR” the Proposals.

By signing and dating the reverse side of this card, you authorize the proxies to cast all votes you are entitled to cast at the Special Meeting as marked, or if not marked, to vote “FOR” the Proposals, and to use their discretion to vote for any other matter as may properly come before the Special Meeting or any adjournment thereof. If you do not intend to personally attend the Special Meeting, please complete and return this card at once in the enclosed envelope.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: [___-___-____]

Note: Please sign exactly as name appears on the records of the Trust and date. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature(s)

Signature(s)

Date

YOUR VOTE IS VERY IMPORTANT!

PLEASE SIGN, DATE AND RETURN THIS

PROXY CARD IN THE

ENCLOSED ENVELOPE TODAY

Important Notice Regarding the Availability of Proxy Materials for the Seasons Series Trust

Joint Special Meeting of Shareholders to Be Held on September 20, 2018.

The Proxy Statement for this Special Meeting is available at: [website]

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    ⬛

The Board of Trustees of Seasons Series Trust unanimously recommends a vote FOR the approval of the following Proposals.

1.	To approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) relating to the Focused Growth Portfolio. Pursuant to the Reorganization Agreement, the Focused Growth Portfolio would transfer all of its assets to the SA AB Growth Portfolio (the “AB Growth Portfolio”), a series of SunAmerica Series Trust, in exchange for the assumption by the AB Growth Portfolio of substantially all of the liabilities of the Focused Growth Portfolio and Class 1, Class 2 and Class 3 shares of the AB Growth Portfolio, which shares will be distributed by the Focused Growth Portfolio to the holders of its shares in complete liquidation thereof; and	FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE